UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2007

QUEPASA Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33105

Nevada	86-0879433
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7550 E. Redfield Rd.

Suite A

Scottsdale, AZ 85260

(Address of principal executive offices, including zip code)

480-348-2665

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On January 31, 2007, Ehrhardt Keefe Steiner & Hottman, PC (“EKS&H”) was dismissed as the independent registered public accounting firm for Quepasa Corporation (the “Company”). The decision to dismiss EKS&H was approved by the Company’s Audit Committee of the Board of Directors.

EKS&H’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2005 and 2004, there were no disagreements with EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference in its reports on the Company’s consolidated financial statements for such periods.

During the fiscal year ended December 31, 2005 and through January 31, 2007, there were no reportable events, as defined in Item 304(a)(1)(iv)(B) of Regulation S-B. As previously disclosed by the Company in its Annual Report on Form 10-KSB for the years ended December 31, 2005 and 2004; however, EKS&H advised the Company of matters it considered to be material weaknesses in the Company’s internal controls relating to the adequacy of staffing of its accounting and finance department. EKS&H considered the scope of responsibilities and duties of the Chief Financial Officer to be overextended and determined that selected transactions had not been documented in a timely manner. These circumstances contributed to certain liability accounts not being recorded and/or reconciled on a timely basis, certain transactions either not being recorded correctly or not being recorded at all and certain business transactions not documented in an appropriate manner.

On January 31, 2007, the Company provided EKS&H with a copy of the foregoing disclosures prior to the date of the filing of this report and requested that EKS&H furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of the letter EKS&H furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated February 5, 2007, from Ehrhardt Keefe Steiner & Hottman, PC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEPASA Corporation

Date February 5, 2007	/s/ Charles B. Mathews
Charles B. Mathews Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

16.1	Letter dated February 5, 2007 from Ehrhardt Keefe Steiner & Hottman, PC.